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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ___________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 10, 1998


                              GENESIS DIRECT, INC.
                              --------------------
             (Exact name of Registrant as Specified in its Charter)


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      DELAWARE                                       0-24173                                          22-3449666
---------------------------------          -------------------------------               -------------------------------------
(State or Other Jurisdiction of                (Commission File Number)                     (IRS Employer Identification No.)
 Incorporation)



                                  100 PLAZA DRIVE, SECAUCUS, NEW JERSEY                         07094
                                --------------------------------------------                    -----
                                  (Address of Principal Executive Offices)                    (Zip Code)


                                             (201) 867-2800
                           -----------------------------------------------------
                            (Registrant's Telephone Number, Including Area Code)
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ITEM 2.  Acquisition or Disposition of Assets.

     On August 10, 1998, Genesis Direct Forty-Two, LLC (the "Buyer"), a wholly owned subsidiary of Genesis Direct, Inc. (the "Company"), entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"), among the Buyer, The Edge Company Catalog, Inc. (the "Target") and Patrick Gaffney, the sole stockholder of the Target (the "Stockholder"), pursuant to which the Buyer purchased substantially all of the assets and assumed certain of the liabilities of the Target. The closing of this transaction took place on August 10, 1998.

     Pursuant to the Asset Purchase Agreement, the Buyer acquired the Target's assets, including inventory consisting of distinctive gifts, tools, collectibles, electronics and action gear, including collectible knives, and assumed certain liabilities of the Target, in exchange for (a) $17 million in cash (which the Buyer received as a contribution from the Company), (b) 234,433 shares of the Company's common stock, $.01 par value per share (the "Parent Shares"), (c) a 6% interest bearing promissory note of the Buyer in the original principal amount of $960,000, payable in the full amount on April 10, 1999, (d) an 8% interest bearing promissory note of the Buyer in the original principal amount of $900,000, payable in three consecutive and equal annual installments of $350,000 commencing on August 10, 1999, and (e) an 8% interest bearing promissory note of the Buyer in the original principal amount of $1,758,250, payable in four consecutive and equal semi-annual installments of approximately $484,380 commencing on February 10, 1999. The Target had net sales of approximately $28 million in the fiscal year ended December 31, 1997.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not required.

     (b)  Not required.

     (c)  Not required.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GENESIS DIRECT, INC.

                              By: /s/ Warren Struhl
                                  -----------------------------------
                                  Warren Struhl
                                  Chief Executive Officer
Date: August 24, 1998